UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2008

                           SENECA-CAYUGA BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                           000-52111              16-160243
------------------------------  ------------------------     ------------
(State or Other Jurisdiction)   (Commission File No.)       (I.R.S. Employer
  of Incorporation)                                          Identification No.)


19 Cayuga Street, Seneca Falls, New York                     13148
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (315) 568-5855
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            --------------------------------------------------------------------
            Appointment of   Certain   Officers;   Compensatory   Arrangements
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            of Certain Officers
            -------------------

     Seneca-Cayuga Bancorp, Inc. (OTC Bulletin Board: SCAY) (the "Company"), the holding company of Seneca Falls Savings Bank (the "Bank"), announced today that effective July 1, 2008 Robert F. Eberle, Jr. has been promoted to Executive Vice President of the Company and the Bank. He previous served as Operations and Compliance Officer a position which he held since he joined the Bank in 2003. Mr. Eberle is a U. S. Army Veteran, having served for two years - including one year served in Viet Nam, decorated for Valor. He has 38 years of banking experience including 16 years with the Federal Deposit Insurance Corporation as a bank examiner and nearly 15 combined years of service with other area financial institutions. He currently serves on the Board of Directors of the Family Counseling Service in the Finger Lakes, Geneva, New York and is a past Board member of the American Red Cross in the Finger Lakes, Otetiana Council Boy Scouts of America (Rochester) and various other organizations.

     Also effective July 1, 2008, Bonnie L. Morlang has been promoted to Senior Vice President - Chief Accounting Officer of the Company and the Bank. Ms. Morlang began her career at the Bank in June of 1976 when she was hired as a teller. She was promoted to the accounting department in 1980 and became AVP/Controller in January of 1993. Since 1993, Ms. Morlang has also assumed Human Resources and Corporate Secretary duties. She currently serves as treasurer for Habitat for Humanity of Seneca County and has recently joined the Finance Committee for United Way of Seneca County.



Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

     (a) Financial statements of businesses acquired. None.
     (b) Pro forma financial information. None.
     (c) Shell company transactions. None.
     (d) Exhibits. None.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      SENECA-CAYUGA BANCORP, INC.

DATE:  July 2, 2008                   By:  /s/ Menzo D. Case
                                           -----------------
                                           Menzo D. Case
                                           President and Chief Executive Officer